UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 2021 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On September 29, 2021, NOVAGOLD Resources Inc. (“we” or the “Company”) issued a press release announcing our financial results for the fiscal quarter ended August 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD

On September 29, 2021, we issued a press release announcing our financial results for the fiscal quarter ended August 31, 2021 and providing updates on Donlin Gold. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated September 29, 2021 issued by NOVAGOLD RESOURCES INC. entitled “NOVAGOLD Reports Third Quarter 2021 Financial Results: Donlin Gold LLC Board Approves Additional 2021 Funding for New Feasibility Study Prework; Expanded 2021 Donlin Gold Drill Program Yields Significant High-Grade Intercepts, Some of Which Point to Potential Feeder Zones; Donlin Gold Camp Remained Free of COVID-19; Key Permits Advanced and Financial Position Further Strengthened.”

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer